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                                                                    Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             18 U.S.C. SECTION 1350



      In connection with the Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 2003 of P. H. Glatfelter Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George H. Glatfelter II, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



A signed original of this written statement required by Section 906 has been provided to Glatfelter and will be retained by Glatfelter and furnished to the Securities and Exchange Commission or its staff upon request.





               Date: May 13, 2003             By:  /s/ George H. Glatfelter II
                                                   ---------------------------
                                                       George H. Glatfelter II
                                                       Chief Executive Officer
                                                       P.H. Glatfelter Company